===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                      American Superconductor Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                      AMERICAN SUPERCONDUCTOR CORPORATION
                              Two Technology Drive
                        Westborough, Massachusetts 01581

                  Notice of Annual Meeting of Stockholders to
                        be Held on Friday, July 28, 2000

   The Annual Meeting of Stockholders of American Superconductor Corporation (the "Company") will be held at the offices of the Company, Two Technology Drive, Westborough, Massachusetts 01581 on Friday, July 28, 2000 at 9:00 a.m., local time, to consider and act upon the following matters:

  1. To elect directors for the ensuing year.

  2. To approve amendments to the Company's 1996 Stock Incentive Plan, as described in the Proxy Statement under "Approval of Amendments to the 1996 Stock Incentive Plan."

  3. To approve amendments to the Company's 1997 Director Stock Option Plan, as described in the Proxy Statement under "Approval of Amendments to the 1997 Director Stock Option Plan."

  4. To approve the 2000 Employee Stock Purchase Plan, as described in the Proxy Statement under "Approval of the 2000 Employee Stock Purchase Plan."

  5. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year.

  6. To transact such other business as may properly come before the meeting or any adjournment thereof.

   Stockholders of record at the close of business on June 2, 2000 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

                                          By Order of the Board of Directors,

                                          /s/ Stanley D. Piekos

                                          Stanley D. Piekos, Secretary

Westborough, Massachusetts
June 23, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                      AMERICAN SUPERCONDUCTOR CORPORATION
                              Two Technology Drive
                        Westborough, Massachusetts 01581

             Proxy Statement for the Annual Meeting of Stockholders
                      to be Held on Friday, July 28, 2000

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of American Superconductor Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on Friday, July 28, 2000 (the "Annual Meeting") and at any adjournment of the Annual Meeting. All executed proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, executed proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

   On June 2, 2000, the record date for the determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"), there were outstanding and entitled to vote an aggregate of 19,862,522 shares of Common Stock of the Company (constituting all of the voting stock of the Company). Holders of Common Stock are entitled to one vote per share.

   The Company's Annual Report for the fiscal year ended March 31, 2000 ("fiscal 2000") is being mailed to stockholders, along with these proxy materials, on or about June 28, 2000.

   The text of the Company's Annual Report on Form 10-K for the year ended March 31, 2000 as filed with the Securities and Exchange Commission, is included without exhibits in the Company's Annual Report. Exhibits will be provided upon written request addressed to the Company, Attention Investor Relations, at no charge.

Votes Required

   The holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

   The affirmative vote of the holders of a plurality of the shares of Common Stock voting on the matter is required for the election of directors (Proposal
1), and the affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required for approval of the amendments to the 1996 Stock Incentive Plan (Proposal 2), approval of the amendments to the 1997 Director Stock Option Plan (Proposal 3), approval of the 2000 Employee Stock Purchase Plan (Proposal 4), and the ratification of the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent auditors for the current year (Proposal 5).

   Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on the election of directors, the approval of the amendments to the 1996 Stock Incentive Plan and 1997 Director Option Plan, the approval of the 2000 Employee Stock Purchase Plan and the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors.

Beneficial Ownership of Common Stock

   The following table sets forth the beneficial ownership of the Company's Common Stock as of April 30, 2000 by (i) each person who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director or nominee for director, (iii) each of the executive officers named in the Summary Compensation Table set forth under the caption "Executive Compensation" below (the "Senior Executives"), and (iv) all directors and executive officers as a group as of April 30, 2000:

                                                     Number of
                                                       Shares    Percentage of
                                                    Beneficially  Common Stock
                 Beneficial Owner                     Owned(1)   Outstanding(2)
                 ----------------                   ------------ --------------
Five Percent Stockholders
EDF Capital Investissement, a subsidiary of
 Electricite de France............................   1,150,000        5.8%

Directors or Nominees
Gregory J. Yurek(3)...............................     638,562        3.1%
Albert J. Baciocco, Jr.(4)........................      29,000          *
Frank Borman(5)...................................      56,500          *
Peter O. Crisp(6).................................      92,603          *
Richard Drouin(7).................................      53,000          *
Gerard J. Menjon(8)...............................      27,000          *
Andrew G.C. Sage, II(9)...........................      62,000          *
John B. Vander Sande(10)..........................     142,562          *

Other Senior Executives
Roland E. Lefebvre(11)............................     128,000          *
Stanley D. Piekos(12).............................      80,000          *
Alexis P. Malozemoff(13)..........................     247,150        1.2%
Ross S. Gibson(14)................................      19,200          *
All directors and executive officers as a group as
 of April 30, 2000 (14 persons)(15)...............   1,621,877        7.7%

--------
  * Less than 1%.

 (1) The inclusion of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. In accordance with the rules of the Securities and Exchange Commission, each stockholder is deemed to beneficially own any shares subject to stock options that are currently exercisable or exercisable within 60 days after April 30, 2000, and any reference below to shares subject to outstanding stock options held by the person in question refers only to such stock options.

 (2) To calculate the percentage of outstanding shares of Common Stock held by each stockholder, the number of shares deemed outstanding includes 19,821,482 shares outstanding as of April 30, 2000, plus any shares subject to outstanding stock options currently exercisable or exercisable within 60 days after April 30, 2000 held by the stockholder in question.

 (3) Includes 6,662 shares held by Dr. Yurek's wife and children, 495,000 shares subject to outstanding stock options and 25,000 shares subject to certain restrictions on transfer and a repurchase right in favor of the Company.

 (4) Includes 27,000 shares subject to outstanding stock options.

 (5) Includes 53,500 shares subject to outstanding stock options.

 (6) Includes (i) 3,000 shares held by Mr. Crisp's wife and (ii) 51,000 shares subject to outstanding stock options. Mr. Crisp disclaims beneficial ownership of the shares held by his wife.

 (7) Includes 44,000 shares subject to outstanding stock options.

 (8) Comprised of 27,000 shares subject to outstanding stock options. Does not include any shares beneficially owned by EDF Capital Investissement, a subsidiary of Electricite de France. Mr. Menjon is an executive vice president of EDF.

 (9) Comprised of 35,000 shares owned by a limited partnership of which Mr. Sage is the general partner and 27,000 shares subject to outstanding stock options.

(10) Includes 46,000 shares subject to outstanding stock options.

(11) Includes 118,000 shares subject to outstanding stock options and 10,000 shares subject to certain restrictions on transfer and a repurchase right in favor of the Company.

(12) Includes 56,000 shares subject to outstanding stock options and 10,000 shares subject to certain restrictions on transfer and a repurchase right in favor of the Company.

(13) Includes 4,500 shares held in two trusts of which Dr. Malozemoff is the co-trustee, 191,400 shares subject to outstanding stock options and 5,000 shares subject to certain restrictions on transfer and a repurchase right in favor of the Company.

(14) Includes 17,200 shares subject to outstanding stock options and 2,000 shares subject to certain restrictions on transfer and a repurchase right in favor of the Company.

(15) Includes 1,192,400 shares subject to outstanding stock options and 54,000 shares subject to certain restrictions on transfer and a repurchase right in favor of the Company.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

   The persons named in the enclosed proxy will vote to elect as directors the eight nominees named below, all of whom are presently directors of the Company, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board of Directors. Each director will be elected to hold office until the next annual meeting of stockholders (subject to the election and qualification of his successor and to his earlier death, resignation or removal).

Nominees

   Set forth below, for each nominee, are his name and age, his positions with the Company, his principal occupation and business experience during the past five years, the names of other public companies of which he serves as a director and the year of the commencement of his term as a director of the
Company:

   Gregory J. Yurek, age 53, co-founded the Company in 1987 and has been President since March 1989, Chief Executive Officer since December 1989 and Chairman of the Board of Directors since October 1991. Dr. Yurek also served as Vice President and Chief Technical Officer from August 1988 until March 1989 and as Chief Operating Officer from March 1989 until December 1989. Prior to joining the Company, Dr. Yurek was a Professor of Materials Science and Engineering at MIT for 13 years. Dr. Yurek has been a director of the Company since 1987.

   Albert J. Baciocco, Jr., age 69, has been President of The Baciocco Group, Inc., a technical and management consulting practice in strategic planning, technology investment and implementation since 1987. Preceding this, he served in the U.S. Navy for 34 years, principally within the nuclear submarine force and directing the Department of the Navy research and technology development enterprise, achieving the rank of Vice Admiral. Admiral Baciocco serves on several boards and committees of government, industry and academe, and is a Trustee of the South Carolina Research Authority, a director of the University of South Carolina Research Institute and the Foundation for Research Development of the Medical University of South Carolina, and a member of the Naval Studies Board of the National Research Council. Admiral Baciocco has been a director of the Company since April 1997.

   Frank Borman, age 72, has been Chairman of the Board of Directors of DBT Online Inc., an on-line provider of integrated database servers and related reports, since August 1996, and President of Patlex Corporation ("Patlex"), a company engaged in enforcing and exploiting laser-related patents, since 1988. He also served as Chief Executive Officer and a director of Patlex from September 1995 until August 1996, as Chairman and Chief Executive Officer of Patlex from 1988 to December 1992, and as Chairman of AutoFinance Group, Inc.
(AFG) from December 1992 to September 1995, during which period Patlex was a subsidiary of AFG. Mr. Borman served as Vice Chairman of the Board of Directors of Texas Air Corporation from 1986 to 1991. From 1969 to 1986, he served in various capacities for Eastern Airlines, including President, Chief Executive Officer and Chairman of the Board of Directors. Mr. Borman served in the United States Air Force from 1950 to 1970. Mr. Borman currently serves as a director of The Home Depot, Inc. Mr. Borman has been a director of the Company since 1992.

   Peter O. Crisp, age 67, has been Vice Chairman of Rockefeller Financial Services, Inc. since December 1997. Previously, he was a General Partner of Venrock Associates, a venture capital firm based in New York, since 1969. Mr. Crisp is also a director of Evans & Sutherland Computer Corporation, Thermedics, Inc., Thermo Electron Corporation, ThermoTrex Corporation, U.S. Trust Corporation, Lexent Inc., and Western Multiplex Corporation. Mr. Crisp has been a director of the Company since 1987.

   Richard Drouin, age 68, has been a partner at McCarthy Tetrault, a Canadian law firm, since December 1995. Mr. Drouin is also Vice Chairman of Morgan Stanley Dean Witter Canada Limited. Mr. Drouin was the Chairman and Chief Executive Officer of Hydro-Quebec, a public electric utility based in Canada, from April 1988 to September 1995. Mr. Drouin is a director of Abitibi Consolidated, Provigo Inc., Stelco Inc., TVA Group Inc. and Memotec Communications Inc. He is also a member of the Board of Trustees of the North American Electric Reliability Council. Mr. Drouin has been a director of the Company since February 1996.

   Gerard J. Menjon, age 51, has been Executive Vice President, Head of the Research and Development Division, of Electricite de France, a French public electric utility (EDF), since December 1994 and was the Senior Vice President, Business Development, of EDF from February 1992 to November 1994. Mr. Menjon has been a director of the Company since April 1997.

   Andrew G.C. Sage, II, age 74, has been President of Sage Capital Corporation since 1974. Immediately prior to that time, he served as President of the investment banking firm of Lehman Brothers. Presently, Mr. Sage is Chairman of Robertson Ceco Corporation, a prefabricated metal buildings company, and a director of Worldport Communications, an internet service provider, and Tom's Foods, Inc. Throughout his career, Mr. Sage has served in board and executive positions for numerous public companies. Mr. Sage has been a director of the Company since April 1997.

   John B. Vander Sande, age 56, co-founded the Company. He has been a professor at MIT specializing in the microstructure of materials since 1971 and was Associate Dean and Acting Dean of Engineering at MIT from 1992 to 1999. He is presently Director of the University of Cambridge-MIT Institute. Dr. Vander Sande has been a director of the Company since 1990.

Board and Committee Meetings

   The Company has a standing Audit Committee of the Board of Directors, which provides the opportunity for direct contact between the Company's independent auditors and the Board. The Audit Committee met three times during fiscal 2000. The current Audit Committee members are Dr. Vander Sande (Chairman), Admiral Baciocco and Mr. Sage.

   The Company has a standing Compensation Committee of the Board of Directors, which makes compensation decisions regarding the officers of the Company, provides recommendations to the Board regarding compensation programs of the Company and administers and authorizes stock option grants under the 1993 Stock Option Plan, the 1996 Stock Incentive Plan, and the 1997 Director Stock Option Plan. The Compensation Committee met four times during fiscal 2000. The current members of the Compensation Committee are Mr. Crisp (Chairman), Dr. Vander Sande and Mr. Drouin.

   The Board of Directors met seven times during fiscal 2000. Each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he then served during fiscal 2000, except for Mr. Menjon, who attended five of the seven meetings of the Board of Directors.

   Directors of the Company who are not employees of the Company or any subsidiary ("Outside Directors") receive $4,000 per quarter as compensation for their services as directors pursuant to a director compensation plan implemented as of July 1, 1997. In fiscal 2000, each Outside Director received $16,000 under this compensation plan. The Outside Directors may also receive options under the 1997 Director Stock Option Plan (the "1997 Director Plan").

   Pursuant to the 1997 Director Plan, Outside Directors are granted options on the following terms: (i) each Outside Director will be granted an option to purchase 40,000 shares of Common Stock of the Company on the first business day that all options granted to such Outside Director pursuant to another director stock option plan of the Company are vested completely, and (ii) each Outside Director of the Company who is initially elected to the Board of Directors after September 5, 1997 shall be granted an option to purchase 40,000 shares of Common Stock upon his or her initial election to the Board of Directors. Each option granted under the 1997 Director Plan has an exercise price equal to the fair market value of the Common Stock on the date of grant. Options granted under the 1997 Director Plan become exercisable in equal annual installments over a four-year period. Notwithstanding such vesting schedule, all outstanding options under the 1997 Director Plan become exercisable in full in the event of an Acquisition Event (as defined in the 1997 Director Plan). The term of each option granted under the 1997 Director Plan is ten years, provided that, in general, an option may be exercised only while the director continues to serve as a director of the Company or within 60 days thereafter. In fiscal 2000, Mr. Drouin was granted an option to purchase 40,000 shares of Common Stock under this plan. For information relating to a proposed amendment to the 1997 Director Plan, see "Approval of Amendments to 1997 Director Plan" (Proposal 3).

   Effective April 1, 2000, each Outside Director who is a member of the Compensation Committee or Audit Committee shall receive (i) $1,000 for his attendance in person at a committee meeting which is not held on the same date as a Board of Directors meeting, (ii) $500 for his attendance in person at a committee meeting which is held on the same date as a Board of Directors meeting, and (iii) $500 for his telephonic participation in a committee meeting. No member of the Board of Directors was compensated for attendance at or participation in any committee meeting held during fiscal 2000.

Executive Compensation

 Summary Compensation

   The following table sets forth certain information concerning the compensation for each of the last three fiscal years of the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers for fiscal 2000 (the "Senior Executives").

                           SUMMARY COMPENSATION TABLE

                                      Annual               Long-Term
                                  Compensation(1)        Compensation
                                 ------------------- ---------------------
                                                            Awards
                                                     ---------------------
                                                                Number of
                                                     Restricted   Shares
                                                       Stock    Underlying
   Name and Principal     Fiscal                       Awards    Options    All Other
        Position           Year   Salary     Bonus     ($)(2)     (#)(3)   Compensation
   ------------------     ------ --------   -------- ---------- ---------- ------------
Gregory J. Yurek........   2000  $295,000   $300,000  $268,500   150,000     $  2,310(4)
President and Chief        1999   295,000     75,000       --    125,000        2,080(4)
Executive Officer          1998   295,000        --        --        --       351,233(5)

Roland E. Lefebvre......   2000   210,000     67,042   107,400    30,000          --
Executive Vice President   1999   210,000     34,802       --     65,000          --
and Chief Operating        1998   185,000     30,000       --        --           --
Officer

Stanley D. Piekos.......   2000   185,000     62,704   107,400    30,000          --
Vice President Corporate   1999   185,000     25,000       --        --           --
Development, Chief         1998    18,263(6)     --        --    125,000          --
Financial Officer and
Treasurer

Alexis P. Malozemoff....   2000   183,000     28,394    53,700    25,000          --
Senior Vice President      1999   183,000     24,361       --     16,000          --
and                        1998   183,000     22,182       --        --           --
Chief Technical Officer

Ross S. Gibson..........   2000   130,000     23,662    21,480    10,000          --
Vice President and         1999   120,000     13,921       --      3,000          --
Chief Resources Officer    1998    85,000(7)   9,644       --     35,000          --

--------
(1) In accordance with the rules of the Securities and Exchange Commission ("SEC"), other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary of the Senior Executive.

(2) Represents the difference between the closing price of the Common Stock on the Nasdaq National Market on the date of grant and the per share purchase price, multiplied by the number of shares awarded.

(3) Although no option grants were made in the fiscal year ended March 31, 1998, option grants made in March 1997 were intended to comprise part of the executive officers' overall compensation package for the fiscal year ended March 31, 1998. Option grants made in May 1998 and April 1999 comprised part of the executive officers' overall compensation package for the fiscal years ended March 31, 1999 and March 31, 2000, respectively.

(4) Represents insurance premiums paid by the Company for a term life insurance policy on Dr. Yurek. Dr. Yurek's wife is the beneficiary of this insurance policy.

(5) Represents the forgiveness of $349,368 (consisting of principal and associated interest) loaned by the Company to Dr. Yurek and $1,865 of insurance premiums paid by the Company for a term life insurance policy on Dr. Yurek. Dr. Yurek's wife is the beneficiary of this insurance policy.

(6) Mr. Piekos joined the Company in February 1998 and consequently received compensation only for a portion of the fiscal year ended March 31, 1998.

(7) Mr. Gibson joined the Company in July 1997 and consequently received compensation only for a portion of the fiscal year ended March 31, 1998.

 Option Grants

   The following table sets forth certain information concerning the stock options granted by the Company during fiscal 2000 to each of the Senior Executives.

                      OPTIONS GRANTED IN LAST FISCAL YEAR

                                                                         Potential Realizable
                                                                           Value at Assumed
                                                                         Annual Rates of Stock
                                                                          Price Appreciation
                                        Individual Grants                 for Option Term(2)
                         ----------------------------------------------- ---------------------
                                     Percent of
                         Number of     Total
                           Shares     Options
                         Underlying  Granted to    Exercise
                          Options   Employees in    Price     Expiration
   Executive Officer      Granted   Fiscal Year  Per Share(1)    Date        5%        10%
   -----------------     ---------- ------------ ------------ ---------- ---------- ----------
Gregory J. Yurek........  150,000      15.84%       $10.75     4/20/09   $1,014,093 $2,569,910
Roland E. Lefebvre......   30,000       3.17%       $10.75     4/20/09   $  202,819 $  513,982
Stanley D. Piekos.......   30,000       3.17%       $10.75     4/20/09   $  202,819 $  513,982
Alexis P. Malozemoff....   25,000       2.64%       $10.75     4/20/09   $  169,015 $  428,318
Ross S. Gibson..........   10,000       1.06%       $10.75     4/20/09   $   67,606 $  171,327

--------
(1) The exercise price per share of each option was equal to the fair market value per share of Common Stock on the date of grant. Options become exercisable over a five-year period and generally terminate 60 days following termination of the Senior Executive's employment with the Company or ten years following the grant date, whichever occurs earlier.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercises of the option or the sale of the underlying shares. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock, the optionholder's continued employment through the option period, and the date on which the options are exercised.

 Option Exercises and Holdings

   The following table sets forth certain information concerning each exercise of a stock option during fiscal 2000 by the Senior Executives and the number and value of unexercised options held by each of the Senior Executives on March 31, 2000.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                    Number of Shares of
                                                  Common Stock Underlying  Value of Unexercised in-
                          Number of               Unexercised Options at     the-Money Options at
                           Shares                     Fiscal Year-End         Fiscal Year-End(2)
                          Acquired      Value    ------------------------- -------------------------
                         on Exercise Realized(1) Exercisable/Unexercisable Exercisable/Unexercisable
                         ----------- ----------- ------------------------- -------------------------
Gregory J. Yurek........     --          $ 0          440,000/290,000       $13,573,050/$9,586,500
Roland E. Lefebvre......     --          $ 0           79,000/126,000       $ 2,532,320/$4,084,780
Stanley D. Piekos.......     --          $ 0           50,000/105,000       $ 1,631,000/$3,459,000
Alexis P. Malozemoff....     --          $ 0          183,200/ 45,800       $ 5,005,798/$1,515,582
Ross S. Gibson..........     --          $ 0           14,600/ 33,400       $   502,164/$1,138,656

--------
(1) Represents the difference between the exercise price and the fair market value of the Common Stock on the date of exercise.

(2) Based on the fair market value of the Common Stock on March 31, 2000 ($44.50 per share), less the option exercise price, multiplied by the number of shares underlying the options.

Employment Agreements with Senior Executives

   Dr. Yurek and Dr. Malozemoff are each party to an employment agreement with the Company. The term of each agreement commenced on December 4, 1991 and continues until terminated as follows: by the employee, at any time on or after December 4, 1992, upon at least 90 days prior notice; by the Company for cause (as defined in the employment agreement); by the Company without cause (in which case, for a 12-month period following the date of termination, the employee shall continue to receive his salary and other benefits and his stock options shall continue to vest); or as a result of the death or disability of the employee (in which case his stock options shall become immediately exercisable for the number of additional shares as to which it would have become exercisable if his employment had continued for an additional 12 months). Under the terms of each employment agreement, the employee agrees that, among other things, he will not engage in a business competitive with that of the Company until one year after the later of the termination of his employment with the Company or the expiration of the one-year period during which his compensation and benefits continue in the event of an employment termination without cause. The Company has the right to extend the period for which these restrictions remain in effect for an additional one-year period by continuing the employee's salary and benefits for this additional period.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

   This report addresses the compensation policies of the Company applicable to its officers during fiscal 2000. The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee"), which is comprised of three non-employee directors. The Committee is responsible for determining the compensation package of each executive officer, including the Chief Executive Officer. In fiscal 2000, the Board of Directors did not modify in any material way or reject any action or recommendation of the Committee with respect to executive officer compensation.

   The objectives of the Committee in determining executive compensation are
(i) to recognize and reward exceptional performance by the Company's executives, (ii) to provide incentive for high levels of current and future performance, and (iii) to align the objectives and rewards of Company executives with those of the stockholders of the Company. The Committee believes that an executive compensation program that achieves these objectives will not only properly motivate and compensate the Company's current officers, including the Chief Executive Officer, but will enable the Company to attract other officers that may be needed by the Company in the future.

   The executive compensation program is implemented through three principal elements--base salary, an annual incentive plan based on individual contributions to corporate success and stock option grants.

   In establishing the salary of officers, including the Chief Executive Officer, the Committee considers the individual performance of the officer, the performance of the Company as a whole, the nature of the individual's responsibilities, historic salary levels of the individual, and the median level of cash compensation paid to officers in comparable positions at other companies whose business and/or financial position is similar to that of the Company. For purposes of this comparison, the Committee considers the executive compensation of a range of public technology-oriented companies whose business, stage of development, financial position and/or recent financial performance are similar to that of the Company, as well as the companies included in the Peer Index in the Stock Performance Graph. The Committee has determined that the salaries paid to the Company's officers, including the Chief Executive Officer, are appropriately positioned relative to the median cash compensation levels for executives with comparable responsibilities in similar firms and the contributions of the individuals to the success of the firm.

   Beginning in 1996, the Committee implemented an annual incentive compensation plan for all officers, including the Chief Executive Officer. Awards under the plan reflect individual contributions to the achievement of predetermined Company objectives, including financial objectives, product development objectives, and marketing and business development objectives. At this stage of the Company's development, the Committee believes it is appropriate for officers to have a portion of their annual cash compensation dependent upon performance in that year, and the Committee may consider increasing the "at risk" portion of executive compensation over time. Bonuses were awarded for fiscal 2000 because the Company achieved or took substantial steps toward the achievement of key corporate objectives, including achieving significant advances in research and manufacturing scale-up for HTS wires, thereby strengthening the Company's position as a global leader in HTS technology; signing a new agreement with Pirelli for development of HTS wires for use in power cables; obtaining the first order for the Company's new D-SMES product offering from an electric utility; receiving orders for a total of 12 SMES units during fiscal 2000, including orders from two of the world's leading semiconductor manufacturers; designing, developing, successfully testing and shipping proprietary power electronics devices for use in D-SMES systems; designing, developing and successfully testing key components to be used in industrial HTS motors; securing key licenses to HTS wire technologies, including an exclusive license from the Massachusetts Institute of Technology and an non-exclusive license from the Oak Ridge National Laboratory; significantly enhancing the Company's proprietary intellectual property portfolio, including 35 new patent filings; winning a key contract from the U.S. Navy's Office of Naval Research for the design of an HTS ship propulsion motor; creating a marketing and sales alliance with GE Industrial Systems for the Company's SMES product line; and completing a successful public offering of 3,500,000 shares of the Company's Common Stock.

   The Committee uses stock options as a significant element of the compensation package of the officers, including the Chief Executive Officer, because they provide an incentive to executives to maximize stockholder value, because they reward the officers only to the extent that stockholders also benefit, and because the vesting of the options (the options generally become exercisable in installments over a five-year period) serves as a means of retaining these officers. In granting stock options to certain officers, the Committee considers a number of factors including the performance of the officer, the responsibilities of the officer, the officer's current stock or option holdings, and the median levels of long term incentives paid to officers with comparable responsibilities in similar companies, including the companies included in the Company's Peer Indices in the Stock Performance Graph. It has been the practice of the Committee to fix the exercise price of options granted at 100% of the fair market value of the Common Stock on the date of grant.

   The Board of Directors recognizes that it is essential for officers of the Company to establish and maintain an ownership position in the Company. In order to ensure that this expectation is met, the Board of Directors has established guidelines relating to stock ownership and disposition for all officers under which an officer is strongly encouraged to establish and maintain ownership of shares in an amount directly proportional to the number of shares exercised. The Committee considers each officer's compliance with these guidelines in the establishment of ongoing option grants. All officers, including the Chief Executive Officer, are in compliance with this policy.

   In evaluating corporate and individual performance for the purposes of determining salary levels, awarding bonuses and granting stock options, the Committee considers the progress and success of the Company with respect to matters such as product development, strategic alliances, and enhancement of the Company's patent and licensing position, as well as changes in scope of responsibility for specific individuals.

   The Committee also takes into account, to the extent it believes appropriate, the limitations on the deductibility of executive compensation imposed by Section 162(m) of the Internal Revenue Code in determining compensation levels and practices.

                                          COMPENSATION COMMITTEE

                                          Peter O. Crisp
                                          John B. Vander Sande
                                          Richard Drouin

Compensation Committee Interlocks and Insider Participation

   None of the Company's executive officers serves as a director or a member of the compensation committee (or other committee serving an equal function) of any other entity whose executive officers serve as a director of or member of the Compensation Committee of the Company.

Section 16 Beneficial Ownership Reporting Compliance

   The Company is not aware that any of its officers, directors or holders of 10% or more of the Company's Common Stock failed to comply in a timely manner during fiscal 2000 with Section 16(a) filing requirements, except for the late reporting of a stock option granted to Mr. Drouin pursuant to the 1997 Director Plan.

                            STOCK PERFORMANCE GRAPH

   The following graph compares the cumulative total stockholder return on the Common Stock of the Company from March 31, 1995 to March 31, 2000 (the end of fiscal 2000) with the cumulative total return of (i) the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Index"), (ii) an index of the five companies which comprised the Company's Peer Index in the stock performance graph included in the Proxy Statement for the 1999 Annual Meeting of Stockholders (the "1999 Peer Index"), and (iii) an index of eight companies engaged in a line of business similar to the Company's (the "2000 Peer Index"). The 2000 Peer Index is comprised of AstroPower, Inc., Ballard Power Systems, Inc., Energy Conversion Devices, Inc., FuelCell Energy, Inc. (formerly Energy Research Corporation), Intermagnetics General Corporation, Maxwell Technologies, Plug Power Inc. and SatCon Technology Corporation. The Company has decided to use a new peer index for fiscal 2000 because the Company believes that the companies comprising the 2000 Peer Index all offer products and services related to power technologies, and therefore have product and service offerings more similar to the Company's than those of the companies comprising the 1999 Peer Index, whose products and services all rely on superconductivity but do not all focus on the market for power technologies. This graph assumes the investment of $100.00 on March 31, 1995 in the Company's Common Stock, the 1999 Peer Index, the 2000 Peer Index and the Nasdaq Index, and assumes any dividends are reinvested. Measurement points are March 31, 1996, March 31, 1997, March 31, 1998, March 31, 1999 and March 31, 2000 (the
Company's last five fiscal year ends).


                                    [GRAPH]

                                 March  March   March   March   March   March
                                 1995   1996    1997    1998    1999    2000
                                 ----- ------- ------- ------- ------- -------
American Superconductor
 Corporation.................... $100  $ 70.89 $ 42.41 $ 70.25 $ 46.20 $225.32
1999 Peer Index................. $100  $177.82 $ 94.05 $ 75.96 $ 51.23 $282.03
2000 Peer Index................. $100  $135.31 $123.08 $355.95 $280.15 $757.64
Nasdaq Index.................... $100  $135.79 $150.95 $228.88 $309.19 $574.68

      APPROVAL OF AMENDMENTS TO THE 1996 STOCK INCENTIVE PLAN (PROPOSAL 2)

   The Board of Directors of the Company believes that stock option grants under the Company's 1996 Stock Incentive Plan (the "1996 Stock Plan") have and will continue to enhance the Company's ability to attract, motivate and retain key employees and consultants who are essential to the Company's continued growth and future success.

   Accordingly, on May 2, 2000, the Board of Directors voted, subject to stockholder approval, to adopt amendments to the 1996 Stock Plan (i) to increase the number of shares of Common Stock authorized for issuance under such plan from 2,900,000 to 4,850,000 and (ii) to increase the maximum number of shares of Common Stock for which Options may be granted to an individual per calendar year from 250,000 to 2,000,000. The maximum number of shares of Common Stock with respect to which any other Award may be granted to any individual under the 1996 Stock Plan shall remain 250,000 per calendar year.

   The Board of Directors of the Company believes that the amendments to the 1996 Stock Plan are in the best interests of the Company and its stockholders and recommends a vote in favor of this proposal.

   The 1996 Stock Plan is summarized below. This summary is qualified in its entirety by reference to the full text of the 1996 Stock Option Plan, a copy of which (as proposed to be amended) is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). Copies of the 1996 Stock Plan are also available upon request to the Secretary of the Company.

1996 Stock Incentive Plan

   Currently, a total of 2,900,000 shares of Common Stock may be issued under the 1996 Stock Plan. As of May 31, 2000, there were approximately 15,000 shares available for further grant under the 1996 Stock Plan. The 1996 Stock Plan provides for future grant of stock options, stock appreciation rights, performance shares and restricted and unrestricted stock (each, an "Award") to employees, officers and directors of, and consultants or advisers to, the Company.

   The Plan may be administered by the Board of Directors or by a committee appointed by the Board of Directors. Under the 1996 Stock Plan, the Company may grant options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("incentive stock options"), or options not intended to qualify as incentive stock options ("nonstatutory options"). Incentive stock options may only be granted to employees of the Company.

   Subject to the provisions of the 1996 Stock Plan, the Board of Directors has the authority to select the participants to whom options are granted and determine the terms of each option, including (i) the number of shares of Common Stock subject to the option, (ii) when the option becomes exercisable,
(iii) the option exercise price, which, in the case of incentive stock options, must be at least 100% (110% in the case of incentive stock options granted to a stockholder owning in excess of 10% of the Company's Common Stock) of the fair market value as of the date of grant, and (iv) the duration of the option (which, in the case of incentive stock options, may not exceed ten years or five years in the case of incentive stock options granted to stockholders owning in excess of 10% of the Company's Common Stock). The Board of Directors may, in its sole discretion, include additional provisions in any option or award granted or made under this plan, so long as not inconsistent with this plan or applicable law. The Board of Directors may also, in its sole discretion, accelerate or extend the date or dates on which all or any particular option or options granted under the Plan may be exercised.

   Payment of the option exercise price may be made in cash, shares of Common Stock, delivery of a promissory note payable on terms specified by the Board of Directors, delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price or any combination of the foregoing.

   Incentive stock options are nontransferable other than by will or the law of descent and distribution and are exercisable during the lifetime of the option holder only while the option holder is in the employ of the Company, or within three months after termination of employment. In the event that termination is due to death or disability, or if death occurs within three months after termination, the option is exercisable for a one-year period thereafter.

   The Board of Directors may grant restricted stock awards entitling the recipient to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event the recipient leaves the employment of the Company or in the event that certain conditions specified by the Board of Directors are not satisfied prior to the end of the period covered by the award. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered during the restricted period, except as permitted by the Board. The Board of Directors, in its sole discretion, may also grant to recipients shares of Common Stock free of any restrictions. The Board of Directors determines the purchase price for each share of restricted and unrestricted stock, which may not be less than the par value of the Common Stock. The purchase price may be paid in the form of past services or such other lawful consideration as the Board of Directors may determine.

   Under the 1996 Stock Plan, the Board of Directors has the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board of Directors may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

   As of May 31, 2000, 306 persons were eligible to receive Awards under the 1996 Stock Plan, including the Company's seven executive officers and seven non-employee directors. The granting of Awards under the 1996 Stock Plan is discretionary, and the Company cannot determine the number or type of Awards to be granted in the future to any particular person or group. On June 20, 2000, the last reported sale price of the Common Stock on the Nasdaq National Market was $41.50 per share.

   The 1996 Stock Plan was adopted by the Board of Directors of the Company and initially approved by the Company's stockholders on September 6, 1996.

Federal Income Tax Consequences

   The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 1996 Stock Plan and with respect to the sale of Common Stock acquired under this plan.

   Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

   Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

   If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

   If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

   Nonstatutory Stock Options. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

   With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

   Restricted Stock. A participant will not recognize taxable income upon the grant of a restricted stock Award unless the participant makes an election under Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

   Upon the disposition of the Common Stock acquired pursuant to a restricted stock Award, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common

Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or just after the Award is granted if a Section 83(b) Election is made.

   Other Stock-Based Awards. The tax consequences associated with any other stock-based Award granted under the 1996 Stock Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer.

   Tax Consequences to the Company. The grant of an Award under the 1996 Stock Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 1996 Stock Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1996 Stock Plan, including in connection with a restricted stock Award or as a result of the exercise of a nonstatutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

         APPROVAL OF AMENDMENTS TO THE 1997 DIRECTOR STOCK OPTION PLAN
                                  (PROPOSAL 3)

   The Board of Directors of the Company believes that stock option grants under the Company's 1997 Director Stock Option Plan (the "1997 Director Plan") have been, and will continue to be, an important compensation element in attracting and retaining outside directors of the Company whose continued services are considered essential to the Company's future success.

   Accordingly, on May 2, 2000, the Board of Directors voted, subject to stockholder approval, to adopt amendments to the 1997 Director Plan (i) to increase the number of shares of Common Stock of the Company authorized for issuance under the 1997 Director Plan from 240,000 to 640,000 and (ii) to provide for the automatic grant of an option to each person serving as an Outside Director (as defined in the 1997 Director Plan) to purchase 40,000 shares upon approval of the amendment by the stockholders of the Company, provided that any stock options previously granted to such person under the 1997 Director Plan have vested completely. For a person serving as an Outside Director whose stock options granted under this plan have not fully vested as of the date of stockholder approval of such amendment, an option to purchase 40,000 shares of Common Stock shall be granted automatically on the first business day following the date that such stock options previously granted under this plan are vested completely, provided that such person is serving as an Outside Director as of such date. Subject to the 1997 Director Plan, all such options will become exercisable ("vest") in four equal annual installments following the date of grant.

   The Board of Directors of the Company believes that the amendments to the 1997 Director Plan are in the best interests of the Company and its stockholders and recommends a vote in favor of this proposal.

   The 1997 Director Plan is summarized below. This summary is qualified in its entirety by reference to the full text of the 1997 Director Plan, a copy of which (as proposed to be amended) is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). Copies of the 1997 Director Plan are also available upon request to the Secretary of the Company.

Summary of the 1997 Director Stock Option Plan

   Currently, a total of 240,000 shares of Common Stock may be issued upon the exercise of options granted under the 1997 Director Plan. As of May 31, 2000, no options granted under the 1997 Director Plan were exercised, and options for 160,000 shares were outstanding under this plan at an average exercise price of $22.45 per share. Only Outside Directors of the Company are eligible to receive options under the 1997 Director Plan. The Company currently has eight Outside Directors (which number may change in the future). All options granted under the 1997 Director Plan are non-statutory stock options not entitled to special tax treatment under Section 422 of the Code.

   The 1997 Director Plan provides for the automatic grant of stock options under the following circumstances: (i) an option to purchase 40,000 shares of Common Stock was granted automatically to each person serving as an Outside Director on September 5, 1997, the date on which this plan was first approved by the Company's stockholders, provided that any stock options previously granted to such Outside Director under another director stock option plan of the Company were vested completely or the Outside Director has not yet been granted an option as of such date, (ii) for Outside Directors whose stock options previously granted under a director stock option plan of the Company were not completely vested as of September 5, 1997, an option to purchase 40,000 shares of Common Stock shall be granted automatically on the first business day following the date that such stock options are vested completely, and (iii) an option to purchase 40,000 shares of Common Stock shall be automatically granted to each Outside Director first elected to the Board after September 5, 1997, upon the date of his or her initial election to the Board. The exercise price of each option granted under the 1997 Director Plan is equal to the fair market value of the Common Stock on the date of grant. Each option vests in equal annual installments over the four year period following the date of grant, provided the optionee continues to serve as a director as of such vesting dates. If an Acquisition Event (as defined in the 1997 Director Plan) occurs, all outstanding options will become vested in full. In general, an optionee may exercise his or her option, to the extent vested, only while he or she is a director of the Company and for up to 60 days thereafter. Unexercised options expire ten years after the date of grant.

   The Board of Directors may suspend, discontinue or amend the 1997 Director Plan, provided, however, that without approval of the stockholders of the Company, no amendment may (i) increase the number of shares subject to the 1997 Director Plan, or (ii) effect any action which requires approval of the stockholders pursuant to the rules or requirements of the Nasdaq National Market or any other exchange on which the Common Stock of the Company is listed.

   The 1997 Director Plan was adopted by the Board of Directors of the Company and initially approved by the Company's stockholders on September 5, 1997.

Federal Income Tax Consequences

   The following is a summary of the United States federal income tax consequences that generally will arise with respect to options granted under the 1997 Director Plan and with respect to the sale of Common Stock acquired under this plan.

   Tax Consequences to Participants. A participant will not recognize taxable income upon the grant of an option under the 1997 Director Plan. Nevertheless, a participant generally will recognize ordinary compensation income upon the exercise of the option in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option (the "Option Stock") on the exercise date over the exercise price.

   A participant will have a tax basis for any Option Stock equal to the exercise price plus any income recognized with respect to the option. Upon selling Option Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the Option Stock and the participant's tax basis in the Option Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Option Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Option Stock for a shorter period.

   Tax Consequences to the Company. The grant of an option under the 1997 Director Plan will have no tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1997 Director Plan.

               APPROVAL OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN
                                  (PROPOSAL 4)

   The Board of Directors believes that the future growth and success of the Company depends, in large part, on its ability to attract, retain and motivate employees and that providing employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Common Stock will be an important compensation element in attracting, retaining and motivating such persons. Accordingly, on May 2, 2000, the Board of Directors voted, subject to stockholder approval, to adopt the Company's 2000 Employee Stock Purchase Plan (the "ESPP").

   The Board of Directors of the Company believes that the approval of the ESPP is in the best interests of the Company and its stockholders and recommends a vote in favor of this proposal.

   The ESPP is summarized below. This summary is qualified in its entirety by reference to the full text of the ESPP, a copy of which is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). Copies of the ESPP are also available upon request to the Secretary of the Company.

2000 Employee Stock Purchase Plan

   The Company's ESPP authorizes the issuance of up to 250,000 shares of Common Stock to participating employees.

   All employees of the Company (other than executive officers) and of participating subsidiaries whose customary employment is more than 20 hours per week for more than five months in any calendar year and who are employed on the first day of a designated payroll deduction offering period are eligible to participate in an offering under the ESPP. However, employees who would immediately after participating in an offering own 5% or more of the total combined voting power or value of the Company's Common Stock are not eligible to participate in the ESPP. As of May 31, 2000, 292 of the Company's employees would have been eligible to participate in the ESPP.

   The ESPP will be implemented through a series of six-month offering periods. The first offering period will commence on October 1, 2000. To participate in an offering under the ESPP, an employee must authorize the Company to deduct any whole percentage from 1% to 10% of his or her base pay during the offering period. At the end of each offering period, the accumulated payroll deductions of each participating employee will be used to purchase shares of Common Stock at the purchase price for that offering period. The purchase price of the shares in each offering period will be 85% of the closing price per share of the Common Stock on the Nasdaq National Market on either the first day or last day of the offering period, whichever is lower.

   Because participation in the ESPP will be voluntary, the Company cannot determine the number of shares of Common Stock to be purchased in the future by non-executive employees as a group.

Federal Income Tax Consequences

   The following is a summary of the United States federal income tax consequences that generally will arise with respect to purchases made under the ESPP and with respect to the sale of Common Stock acquired under the ESPP.

   Tax Consequences to Participants. In general, a participant will not recognize taxable income upon enrolling in the ESPP or upon purchasing shares of Common Stock at the end of an offering. Instead, if a participant sells Common Stock acquired under the ESPP at a sale price that exceeds the price at which the participant purchased the Common Stock, then the participant will recognize taxable income in an amount equal to the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

   If the participant sells the Common Stock more than one year after acquiring it and more than two years after the date on which the offering commenced (the "Grant Date"), then the participant will be taxed as follows. If the sale price of the Common Stock is higher than the price at which the participant purchased the Common Stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of:

  . fifteen percent of the fair market value of the Common Stock on the Grant Date; or

  . the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock.

   Any further income will be long-term capital gain. If the sale price of the Common Stock is less than the price at which the participant purchased the Common Stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the Common Stock over the sale price of the Common Stock.

   If the participant sells the Common Stock within one year after acquiring it or within two years after the Grant Date (a "Disqualifying Disposition"), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the participant purchased the Common Stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the sale price of the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Common Stock for a shorter period.

   Tax Consequences to the Company. The offering of Common Stock under the ESPP will have no tax consequences to the Company. Moreover, in general, neither the purchase nor the sale of Common Stock acquired under the ESPP will have any tax consequences to the Company except that the Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                                  (PROPOSAL 5)

   The Board of Directors has selected the firm of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year. PricewaterhouseCoopers LLP or its predecessor company, Coopers & Lybrand LLP, has served as the Company's independent auditors since the Company's inception. Although stockholder approval of the Board of Directors' selection of PricewaterhouseCoopers LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors may reconsider its selection of PricewaterhouseCoopers LLP.

   Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

                                 OTHER MATTERS

   The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

   All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of- pocket expenses in this regard.

   Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company at its principal office in Westborough, Massachusetts not later than February 25, 2001 for inclusion in the proxy statement for that meeting.

   Stockholders who wish to make a proposal at the 2001 Annual Meeting--other than one that will be included in the Company's proxy materials--should notify the Company no later than May 11, 2001. If a stockholder who wishes to present a proposal fails to notify the Company by this date, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

                                          By Order of the Board of Directors,

                                          /s/ Stanley D. Piekos

                                          Stanley D. Piekos,
                                          Secretary

June 23, 2000

   THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN IF THEY HAVE SENT IN THEIR PROXIES.

                                                                      Appendix 1

                      AMERICAN SUPERCONDUCTOR CORPORATION

                AMENDED AND RESTATED 1996 STOCK INCENTIVE PLAN

     1.   Purpose
          -------

     The purpose of this Amended and Restated 1996 Stock Incentive Plan (the "Plan") of American Superconductor Corporation, a Delaware corporation (the "Company"), is to advance the interests of the Company by enhancing its ability to attract and retain key employees, consultants and others who are in a position to contribute to the Company's future growth and success.

     2.   Definitions
          -----------

     "Award" means any Option, Stock Appreciation Right, Performance Shares, Restricted Stock or Unrestricted Stock awarded under the Plan.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means a committee of not less than two members of the Board appointed by the Board to administer the Plan, provided that so long as the Common Stock is registered under Section 12 of the Exchange Act and Rule 16b-3 under the Exchange Act ("Rule 16b-3") incorporates the concept of disinterested administration, each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3.

     "Common Stock" means the Common Stock, $.01 par value per share, of the Company.

     "Company" means American Superconductor Corporation and, except where the context otherwise requires, all present and future subsidiaries of American Superconductor Corporation as defined in Section 424(f) of the Code.

     "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Board in good faith or in the manner established by the Board from time to time.

     "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.

     "Nonstatutory Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is not intended to be an Incentive Stock Option.

     "Option" means an Incentive Stock Option or a Nonstatutory Stock Option.

     "Participant" means a person selected by the Board to receive an Award under the Plan.

     "Performance Shares" mean shares of Common Stock which may be earned by the achievement of performance goals established for a Participant under Section 8.

     "Reporting Person" means a person subject to Section 16 of the Exchange Act or any successor provision.

     "Restricted Period" means the period of time selected by the Board during which shares subject to a Restricted Stock Award may be repurchased by or forfeited to the Company.

     "Restricted Stock" means shares of Common Stock awarded to a Participant under Section 9.

     "Stock Appreciation Right" or "SAR" means a right to receive any excess in Fair Market Value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.

     "Unrestricted Stock" means shares of Common Stock awarded to a Participant under Section 9(c).

     3.   Administration
          --------------

     The Plan will be administered by the Board. The Board shall have authority to make Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, and to interpret the provisions of the Plan. The Board's decisions shall be final and binding. No member of the Board shall be liable for any action or determination relating to the Plan made in good faith. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and all determinations under the Plan with respect thereto, provided that the Board shall fix the maximum amount of such Awards to be made by such executive officers and a maximum amount for any one Participant. To the extent permitted by applicable law, the Board may appoint a Committee to administer the Plan and, in such event, all references to the Board in the Plan shall mean such Committee or the Board. All decisions by the Board or the Committee pursuant to the Plan shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

     4.   Eligibility
          -----------

     All of the Company's employees, officers, directors, consultants and advisors who are expected to contribute to the Company's future growth and success, other than persons who have irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be awarded only to persons eligible to receive Incentive Stock Options under the Code.

     5.   Stock Available for Awards
          --------------------------

          (a) Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 4,850,000 shares of Common Stock. Notwithstanding the foregoing, the number of shares of Common Stock for which Performance Share Awards may be granted may not exceed 25% of the total number of shares of Common Stock for which Awards may be made under the Plan (as such number may be increased from time to time). If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code and provided that shares made available pursuant to this sentence shall be available for Awards to Reporting Persons only to the extent consistent with Rule 16b-3. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

          (b) In the event that there occurs any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and
(iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Board may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

          (c) The Board may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company (or a subsidiary of the Company) or the acquisition by the Company (or a subsidiary of the Company) of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

          (d) Subject to adjustment under Section 5(b), (i) the maximum number of shares with respect to which an Option, may be granted to any employee under the Plan shall not exceed 2,000,000 shares per calendar year and (ii) the maximum number of shares with respect to which any other Award may be granted to any employee under the Plan shall not exceed 250,000 per calendar year. For purposes of calculating such maximum number pursuant to clause (i) or (ii) above, (a) an Option or other Award shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration and (b) the repricing of an outstanding Option or other Award, or issuance of an Option or other Award in substitution for a cancelled Option or other Award shall be deemed to constitute the grant of a new additional Option or other Award separate from the original grant of the Option or other Award that is repriced or cancelled.

     6.   Stock-Options
          -------------

          (a)  General
               -------

               (i) Subject to the provisions of the Plan, the Board may award Incentive Stock Options and Nonstatutory Stock Options, and determine the number of shares of Common Stock to be covered by each Option, the option price of such Option and the conditions and limitations applicable to the exercise of such Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder.

               (ii) The Board shall establish the exercise price at the time each Option is awarded. In the case of Incentive Stock options, such price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award.

               (iii) Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award or thereafter. The Board may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

               (iv) Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or check in an amount equal to the exercise price of such Options or, to the extent permitted by the Board at or after the award of the Option, by (A) delivery of shares of Common Stock owned by the optionee for at least six months (or such shorter period as is approved by the Board), valued at their Fair Market Value, (B) delivery of a promissory note of the optionee to the Company on terms determined by the Board, (C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Board may determine, or (E) any combination of the foregoing.

               (v) The Board may provide for the automatic award of an Option upon the delivery of shares to the Company in payment of the exercise price of an Option for up to the number of shares so delivered.

               (vi) The Board may at any time accelerate the time at which all or any part of an Option may be exercised.

          (b)  Incentive Stock Options
               -----------------------

     Options granted under the Plan which are intended to be Incentive Stock options shall be subject to the following additional terms and conditions:

               (i) All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options. The Option exercise period shall not exceed ten years from the date of grant.

               (ii) If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rule of Section 424(b) and of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                       (x) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

                       (y) The option exercise period shall not exceed five years from the date of grant.

               (iii) For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

               (iv) No Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of his or her Option, employed by the Company, except that:

                       (x) an Incentive Stock Option may be exercised within the period of three months after the date the Participant ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the
                                                         --------
          agreement with respect to such Option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a Nonstatutory Stock Option under the Plan;

                       (y) if the Participant dies while in the employ of the Company, or within three months after the Participant ceases to be such an employee, the Incentive Stock Option may be exercised by the Participant's Designated Beneficiary within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option agreement); and

                       (z) if the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date of disability (or within such lesser period as may be specified in the applicable Option agreement).

For all purposes of the Plan and any Option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

               (v) Incentive Stock Options shall not be assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee.

     7.   Stock Appreciation Rights
          -------------------------

          (a) The Board may grant SARs entitling recipients on exercise of the SAR to receive an amount, in cash or Common Stock or a combination thereof (such form to be determined by the Board), determined in whole or in part by reference to appreciation in the Fair Market Value of the Common Stock between the date of the Award and the exercise of the Award. A SAR shall entitle the Participant to receive, with respect to each share of Common Stock as to which the SAR is exercised, the excess of the share's Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. The Board may also grant SARs that provide that, following a change in control of the Company (as defined by the Board at the time of the Award), the holder of such SAR will be entitled to receive, with respect to each share of Common Stock subject to the SAR, an amount equal to the excess of a specified value (which may include an average of values) for a share of Common Stock during a period preceding such change in control over the Fair Market Value of a share of Common Stock on the date the SAR was granted.

          (b) SARs may be granted in tandem with, or independently of, Options granted under the Plan. A SAR granted in tandem with an Option which is not an Incentive Stock Option may be granted either at or after the time the Option is granted. A SAR granted in tandem with an Incentive Stock Option may be granted only at the time the Option is granted.

          (c) When SARs are granted in tandem with Options, the following provisions will apply:

               (i) The SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

               (ii) The SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR.

               (iii) The Option will terminate and no longer be exercisable upon the exercise of the related SAR.

               (iv)    The SAR will be transferable only with the related
Option.

`              (v)     A SAR granted in tandem with an Incentive Stock Option
may be exercised only when the market price of the Common Stock subject to the Option exceeds the exercise price of such Option.

          (d) A SAR not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify.

          (e) The Board may at any time accelerate the time at which all or any part of the SAR may be exercised.

     8.   Performance Shares
          ------------------

          (a) The Board may make Performance Share Awards entitling recipients to acquire shares of Common Stock upon the attainment of specified performance goals. The Board may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Share Awards under the Plan.

          (b) Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

          (c) A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to an Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Share Award only upon satisfaction of all conditions specified in the agreement evidencing the Performance Share Award.

          (d) The Board may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

     9.   Restricted and Unrestricted Stock
          ---------------------------------

          (a) The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable Restricted Period or Restricted Periods established by the Board for such Award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

          (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the applicable Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period, the Company (or such designee) shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

          (c) The Board may, in its sole discretion, grant (or sell at a purchase price determined by the Board, which shall not be lower than 85% of Fair Market Value on the date of sale) to Participants shares of Common Stock free of any restrictions under the Plan ("Unrestricted Stock").

          (d) The purchase price for each share of Restricted Stock and Unrestricted Stock shall be determined by the Board of Directors and may not be less than the par value of the Common Stock. Such purchase price may be paid in the form of past services or such other lawful consideration as is determined by the Board

          (e) The Board may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

     10.  General Provisions Applicable to Awards
          ---------------------------------------

          (a)  Applicability of Rule 16b-3. Those provisions of the Plan which
               ---------------------------
make an express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Exchange Act, or any successor provision, and then only to Reporting Persons.

          (b)  Reporting Person Limitations. Notwithstanding any other provision
               ----------------------------
of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3, (i) any Option, SAR, Performance Share Award or other similar right related to an equity security issued under the Plan to a Reporting Person shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I or the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder, and shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative, and (ii) the selection of a Reporting Person as a Participant and the terms of his or her Award shall be determined only in accordance with the applicable provisions of Rule 16b-3.

          (c)  Documentation. Each Award under the Plan shall be evidenced by an
               -------------
instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board (or its designee) considers necessary or advisable. Such instruments may be in the form of agreements to be executed by both the Company and the Participant, or certificates, letters or similar documents, acceptance of which will evidence agreement to the terms thereof and of this Plan.

          (d)  Board Discretion. Except as otherwise provided by the Plan, each
               ----------------
type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of award or at any time thereafter.

          (e)  Termination of Status. Subject to the provisions of Section
               ---------------------
6(b)(iv), the committee shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

          (f)  Mergers, Etc.   In the event of a consolidation, merger or other
               ------------
reorganization in which all of the outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (an "Acquisition") or in the event of a liquidation of the Company, the Board of Directors of the Company, or - the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to outstanding Awards: (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Participants, provide that all unexercised Options or SARs will terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice, (iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price"), make or provide for a cash payment to Participants equal to the difference between (A) the Acquisition Price times the number of shares of Common Stock subject to outstanding Options or SARs (to the extent then exercisable at prices not in excess of the Acquisition Price) and (B) the aggregate exercise price of all such outstanding Options or SARs in exchange for the termination of such Options and SARS, and (iv) provide that all or any outstanding Awards shall become exercisable or realizable in full prior to the effective date of such Acquisition.

          (g)  Withholding. The Participant shall pay to the Company, or make
               -----------
provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, and subject to such conditions as the Board may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The

Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

          (h)  Foreign Nationals. Awards may be made to Participants who are
               -----------------
foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

          (i)  Amendment of Award. The Board may amend, modify or terminate any
               ------------------
outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

          (j)  Cancellation and New Grant of Options. The Board of Directors
               -------------------------------------
shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an option exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Options.

          (k)  Conditions on Delivery of Stock. The Company will not be
               -------------------------------
obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding Common Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer.

     11.  Miscellaneous
          -------------

          (a)  No Right To Employment or Other Status. No person shall have any
               --------------------------------------
claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or service for the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

          (b)  No Rights As Stockholder. Subject to the provisions of the
               ------------------------
applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the record holder thereof.

          (c)  Exclusion from Benefit Computations. No amounts payable upon
               -----------------------------------
exercise of Awards granted under the Plan shall be considered salary, wages or compensation to Participants for purposes of determining the amount or nature of benefits that Participants are entitled to under any insurance, retirement or other benefit plans or programs of the Company.

          (d)  Effective Date and Term. The Plan shall become effective on April
               -----------------------
17, 1996, the date it was adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no Options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. No Award may be made under the Plan after April 17, 2006, but Awards previously granted may extend beyond that date.

          (e)  Amendment of Plan. The Board may amend, suspend or terminate the
               -----------------
Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for compliance with Rule 16b-3. Amendments requiring stockholder approval shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular Participant) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular Participant.

          (f)  Governing Law. The provisions of the Plan shall be governed by
               -------------
and interpreted in accordance with the laws of the State of Delaware.

                                    First adopted by the Board of Directors on April 17, 1996 and by the Stockholders on September 6, 1996. First amendment adopted by the Board of Directors on May 27, 1998 and by the Stockholders on July 29, 1998.

                                                                      Appendix 2


                      AMERICAN SUPERCONDUCTOR CORPORATION

             AMENDED AND RESTATED 1997 DIRECTOR STOCK OPTION PLAN

1.   Purpose.
     -------

     The purpose of this Amended and Restated 1997 Director Stock Option Plan (the "Plan") of American Superconductor Corporation (the "Company") is to encourage stock ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future success and to provide them with a further incentive to remain as directors of the Company.

2.   Administration.
     --------------

     The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the options to be granted shall be automatic in accordance with Section 5. However, all questions concerning interpretation of the Plan or any options granted under it shall be resolved by the Board of Directors and such resolution shall be final and binding. No director or person acting pursuant to the authority delegated by the Board of Directors shall be liable for any action or determination relating to or under the Plan made in good faith.

3.   Participation in the Plan.
     -------------------------

     Directors of the Company who are not full-time employees of the company or any subsidiary of the Company ("Outside Directors") shall be eligible to receive options under the Plan, except that Directors of the Company who are representatives of an equity holder of the Company shall not be eligible to receive options under the Plan.

4.   Stock Subject to the Plan.
     -------------------------

     (a) The maximum number of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), which may be issued under the Plan shall be 640,000 shares, subject to adjustment as provided in Section 7.

     (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares covered by the unexercised portion of such option shall again become available for issuance pursuant to the Plan.

     (c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     (d) Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5.   Terms, Conditions and Form of Options.
     -------------------------------------

     Each option granted under the Plan shall be evidenced by a written agreement in such form as the President or the Executive Vice President, Corporate Development, shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     (a)  Option Grant Dates and Shares Subject to Option. Options will be
          -----------------------------------------------
granted under the Plan as follows:

          (i)    Initial Grants to Current Outside Directors. Provided that any
                 -------------------------------------------
stock options previously granted to a person serving as an Outside Director under another director stock option plan of the Company are vested completely or that such Outside Director has not yet been granted an option, an option to purchase 40,000 shares of Common Stock shall be granted automatically to each person serving as an Outside Director of the Company upon the approval of the Plan by the stockholders of the Company. For persons serving as Outside Directors whose stock options previously granted under another director stock option plan of the Company have not vested completely as of the date of the approval of the Plan by the stockholders of the Company, an option to purchase 40,000 shares of Common Stock shall be granted automatically on the first business day following the date that such stock options are vested completely, provided that such person is serving as an Outside Director as of such date.

          (ii)   Initial Grants to Future Outside Directors. An option to
                 ------------------------------------------
purchase 40,000 shares of Common Stock shall be granted automatically to each Outside Director first elected to the Board of Directors after the date of the approval of the Plan by the stockholders of the Company, upon the date of his or her initial election to the Board of Directors.

          (iii)  Subsequent Grants to Current Outside Directors. Provided that
                 ----------------------------------------------
any stock options previously granted under the Plan pursuant to subsection (i) above to a person serving as an Outside Director are vested completely, an option to purchase 40,000 shares of Common Stock shall be granted automatically to each person serving as an Outside Director of the Company upon approval of this subsection by the stockholders of the Company. For persons serving as Outside Directors whose stock options previously granted under the Plan have not vested completely as of the date of approval of this subsection by the stockholders of the Company, an option to purchase 40,000 shares of Common Stock shall be granted automatically on the first business day following the date that such stock options are vested completely, provided that such person is serving as an Outside Director as of such date.

     (b)  Option Exercise Price. The option exercise price per share for each
          ---------------------
option granted under the Plan shall be equal to the fair market value per share of Common Stock on the date of grant, which shall be determined as follows: (i) if the Common Stock is listed on the Nasdaq National Market or another nationally recognized exchange or trading system as of the date on which a determination of fair market value is to be made, the fair market value per share shall be deemed to be the last reported sale price per share of Common Stock thereon on such date (or, if no such price is reported on such date, such price on the nearest preceding date on which such a price is reported); and (ii) if the Common Stock is not listed on the Nasdaq National Market or another nationally recognized exchange or trading system as of the date on which a determination of fair market value is to be made, the fair market value per share shall be as determined by the Board of Directors.

     (c)  Transferability of Options. Except as the Board of Directors may
          --------------------------
otherwise determine, options shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee. References to a optionee, to the extent relevant in the context, shall include references to authorized transferees, if any.

     (d)  Vesting Period.
          --------------

          (i)    General. Each option granted under the Plan shall become
                 -------
exercisable in equal annual installments over the four year period following the date of grant.

          (ii)   Acceleration Upon An Acquisition Event. Notwithstanding the
                 --------------------------------------
foregoing, each outstanding option granted under the Plan shall immediately become exercisable in full in the event an Acquisition Event (as defined in Section 8) of the Company occurs.

     (e)  Termination. Each option shall terminate, and may no longer be
          -----------
exercised, on the earlier of the (i) the date ten years after the date of grant or (ii) the date 60 days after the optionee ceases to serve as a director of the Company for any reason, whether by death, resignation, removal or otherwise.

     (f)  Exercise Procedure. Options may be exercised only by written notice to
          ------------------
the Company at its principal office accompanied by (i) payment in cash or by certified or bank check of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking, in form and substance satisfactory to the Company, by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (iii) delivery of irrevocable instructions, in form and substance satisfactory to the Company, to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

     (g)  Exercise by Representative Following Death of Director. An optionee,
          ------------------------------------------------------
by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the optionee's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

6.   Limitation of Rights.
     --------------------

     (a)  No Right to Continue as a Director. Neither the Plan, nor the granting
          ----------------------------------
of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the optionee shall be entitled to continue as a director for any period of time.

     (b)  No Stockholder Rights for Options. An optionee shall have no rights as
          ---------------------------------
a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 7) for which the record date is prior to the date such certificate is issued. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend, and the distribution date (i.e., the date on which the closing market price of the Common Stock on a stock exchange or trading system is adjusted to reflect the split) is subsequent to the record date for such stock dividend, an optionee who exercises an option between the close of business on such record date and the close of business on such distribution date shall be entitled to receive the stock dividend with respect to the shares of Common Stock acquired upon such option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on such record date.

     (c)  Compliance with Securities Laws.  Each option shall be subject to the
          -------------------------------
requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition to, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors.

7.   Adjustment to Common Stock. In the event of any stock split, stock
     --------------------------
dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan and (ii) the number and class of security and exercise price per share subject to each outstanding option shall be appropriately adjusted by the Company to the extent the Board shall determine, in good faith, that such an adjustment is necessary and appropriate. No fractional shares will be issued under the Plan on account of any such adjustments. If this Section 7 applies and
Section 8 also applies to any event, Section 8 shall be applicable to such event and this Section 7 shall not be applicable.

     Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend, and the distribution date (i.e., the date on which the closing market price of the Common Stock on a stock exchange or trading system is adjusted to reflect the split) is subsequent to the record date for such stock dividend, an optionee who exercises an option between the close of business on such record date and the close of business on such distribution date shall be entitled to receive the stock dividend with respect to the shares of Common Stock acquired upon such option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on such record date.

8.   Acquisition Events.
     -------------------

     Consequences of Acquisition Events.  Upon the occurrence of an Acquisition
     ----------------------------------
Event (as defined below), or the execution by the Company of any agreement with respect to an

Acquisition Event, the Board shall take any one or more of the following actions with respect to then outstanding options: (i) provide that outstanding options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for such options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Internal Revenue Code of 1986, as amended; (ii) upon written notice to the optionees, provide that all then unexercised options will become exercisable in full as of a specified time (the "Acceleration Time") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the optionees between the Acceleration Time and the consummation of such Acquisition Event; and (iii) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), provide that all outstanding options shall terminate upon consummation of such Acquisition Event and each optionee shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such options.

     An "Acquisition Event" shall mean: (x) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (y) any sale of all or substantially all of the assets of the Company; or (z) the complete liquidation of the Company.

9.   Modification, Extension and Renewal of Options.
     ----------------------------------------------

     The Board of Directors shall have the power to modify or amend outstanding options; provided, however, that no modification or amendment may (i) have the effect of altering or impairing any rights or obligations of any option previously granted without the consent of the optionee, or (ii) modify the number of shares of Common Stock subject to the option (except as provided in Section 7).

10.  Termination and Amendment of the Plan.
     -------------------------------------

     The Board of Directors may suspend, terminate or discontinue the Plan or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company, no amendment may (i) increase the number of shares subject to the Plan (except as provided in Section 7), or (ii) effect any action which requires approval of the stockholders pursuant to the rules or requirements of the Nasdaq National Market or any other exchange on which the Common Stock of the Company is listed.

11.  Notice.
     ------
     Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

12.  Governing Law.
     -------------

     The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

13.  Stockholder Approval.
     --------------------

     The Plan is conditional upon stockholder approval of the Plan within one year from its date of adoption by the Board of Directors, and no option may be granted under the Plan until such stockholder approval is obtained.

                                    First adopted by the Board of Directors on July 24, 1997 and approved by the shareholders on September 5, 1997.

                      AMERICAN SUPERCONDUCTOR CORPORATION
                       2000 EMPLOYEE STOCK PURCHASE PLAN


     The purpose of this Plan is to provide eligible employees of American Superconductor Corporation (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, $.01 par value (the "Common Stock"), commencing on October 1, 2000. 250,000 shares of Common Stock in the aggregate have been approved for this purpose. This Plan is intended to qualify as an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder, and shall be interpreted consistent therewith.

      1. Administration. The Plan will be administered by the Company's Board of Directors (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

      2. Eligibility. All employees of the Company and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

          (a) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year;

          (b) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below); and

          (c) they are not executive officers that are "highly compensated employees" as defined in Section 414(q)(D) of the Code.

     No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

     3. Offerings. The Company will make one or more offerings ("Offerings") to employees to purchase stock under this Plan. Offerings will begin each October 1 and April 1, or the first business day thereafter (the "Offering Commencement Dates"). Each Offering Commencement Date will begin a six month period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose a different Plan Period of twelve (12) months or less for subsequent Offerings. The maximum number of shares available for issuance under this Plan in any one Plan Period shall be 50,000.

     4. Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee's appropriate payroll office at least 15 days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his or her deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

     5. Deductions. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction of any whole percentage up to a maximum of 10% of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. The minimum payroll deduction is such percentage of compensation as may be established from time to time by the Board or the Committee.

     No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

     6. Deduction Changes. An employee may decrease or discontinue his payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

      7. Interest. Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

     8. Withdrawal of Funds. An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

     9. Purchase of Shares. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, the largest number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by multiplying $2,083 by the number of full months in the Offering Period and dividing the result by the closing price (as defined below) on the Offering Commencement Date of such Plan Period.

     The purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or
(ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

     Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for, but not in excess of the maximum number determined in the manner set forth above.

     Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee.

     10. Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

     11. Rights on Retirement, Death or Termination of Employment. In the event of a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

     12. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him or her.

     13. Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

     14. Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

     15. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

     16. Merger. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board or the Committee shall take such steps in connection with such merger or consolidation as the Board or the Committee shall deem necessary to assure that the provisions of
Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

     In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his or her account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

     17. Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

     18. Insufficient Shares. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

     19. Termination of the Plan. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

     20. Governmental Regulations. The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market (to the extent the Common Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

     21. Governing Law. The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

     22. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

     23. Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

     24. Effective Date and Approval of Shareholders. The Plan shall take effect on October 1, 2000 subject to approval by the shareholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

                              Adopted by the Board of Directors
                              on May 2, 2000

                              Approved by the stockholders on

                              ________, 2000

PROXY                         AMERICAN SUPERCONDUCTOR CORPORATION        PROXY

     Proxy for the Annual Meeting of Stockholders to be held July 28, 2000 This Proxy is Solicited on Behalf of the Board of Directors of the Company

     The undersigned, revoking all prior proxies, hereby appoint(s) Gregory J. Yurek, Stanley D. Piekos and Patrick J. Rondeau, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of stock of American Superconductor Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, Two Technology Drive, Westborough, Massachusetts 01581 on Friday, July 28, 2000, at 9:00 a.m., local time, and at any adjournment thereof (the "Meeting").

     In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all proposals. Attendance of the undersigned at the Meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Meeting.

  PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID
                               RETURN ENVELOPE.

1. To elect the following eight (8) directors (except as marked below) for the ensuing year.

     NOMINEES:    Gregory J. Yurek, Albert J. Baciocco, Jr., Frank Borman,
                  Peter O. Crisp,
                  Richard Drouin, Gerard Menjon, Andrew G.C. Sage, II and
                  John B. Vander Sande

     [_]FOR all nominees (except as marked below)    [_]WITHHOLD authority to
                                                        vote for all nominees

     FOR all nominees except the following nominee(s):

     ---------------------------------------------------------------------------
                (Continued, and to be signed, on reverse side)

2. To approve amendments to the Company's 1996 Stock Incentive Plan, as described in the Proxy Statement under "Approval of Amendments to the 1996 Stock Incentive Plan."

     [_]FOR                      [_]AGAINST                         [_]ABSTAIN

3. To approve amendments to the Company's 1997 Director Stock Option Plan, as described in the Proxy Statement under "Approval of Amendments to the 1997 Director Stock Option Plan."

     [_]FOR                      [_]AGAINST                         [_]ABSTAIN

4. To approve the 2000 Employee Stock Purchase Plan, as described in the Proxy Statement under "Approval of the 2000 Employee Stock Purchase Plan."

     [_]FOR                      [_]AGAINST                         [_]ABSTAIN

5. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for the current fiscal year.

     [_]FOR                      [_]AGAINST                         [_]ABSTAIN

                                              Date: ______________________, 2000

                                              __________________________________
                                              Signature

                                              __________________________________
                                              Signature (if held jointly)

                                              Please sign exactly as name
                                              appears hereon.
                                              If the stock is registered in the
                                              names of two or more persons, each
                                              should sign. Executors,
                                              administrators, trustees,
                                              guardians, attorneys and corporate
                                              officers should add their titles.


                                      -2-